SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 16, 2014
Date of Report (Date of earliest event reported)

FBR & CO.
 (Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

                                      001-33518                                                           20-5164223
                                      (Commission File Number)                                 (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
 (Address of Principal Executive Office) (Zip Code)

(703) 312-9500
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

(a)           On April 16, 2014, the Audit Committee of the Board of Directors of FBR & Co. (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm, effective upon completion of PWC’s review of the Company’s first quarter financial statements and the Company filing its Form 10-Q for the quarterly period ended March 31, 2014.

The audit reports of PWC on the consolidated financial statements of the Company as of and for the years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  During the fiscal years ended December 31, 2013 and 2012, and through April 16, 2014, there were no (a) disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter in their reports; or (b) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The company provided PWC  with a copy of the foregoing disclosures on this Form 8-K and requested that PWC furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of that letter, dated April 22, 2014, is filed as Exhibit 16.1 to this Form 8-K.

(b)           On April 16, 2014, the Audit Committee approved the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm beginning with its second quarter ending June 30, 2014.  The Company's formal engagement of BDO remains subject to BDO completing its client acceptance process.  During the years ended December 31, 2013 and 2012, and through April 16, 2014, the Company did not consult with BDO with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Company’s consolidated financial statements; or (b) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(v) of Regulation S-K and the related instructions  to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01                                Financial Statements and exhibits.

Exhibits.
 16.1                      Letter of PricewaterhouseCoopers LLP dated April 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & CO.
Date: April 22, 2014	By:	/s/ Bradley J. Wright Bradley J. Wright Executive Vice President and Chief Financial Officer